Exhibit 99.2

Planet 13 Holdings Inc.

Unaudited Pro Forma Condensed Combined

Financial Statements

As of September 30, 2023

(Unaudited and Expressed in United States dollars)

The unaudited pro forma condensed combined financial statements of Planet 13 Holdings Inc. (“Planet 13” or the “Company”) consist of a condensed combined balance sheet at September 30, 2023, and condensed combined statements of operations and comprehensive loss for the nine months ended September 30, 2023 and the year ended December 31, 2022, all of which reflect the Company’s anticipated acquisition of VidaCann LLC (“VidaCann”) and the anticipated disposition of Planet 13 Florida Inc. (“P13 Florida”) (such acquisition and disposition referred to herein as the “Transactions”). The unaudited pro forma condensed combined financial statements included herein have been derived from the following historical financial statements:

•	The amended and restated audited consolidated financial statements of Planet 13 as at and for the year ended December 31, 2022;
•	The audited financial statements of VidaCann as at and for the year ended December 31, 2022;
•	The amended and restated unaudited interim condensed consolidated financial statements of Planet 13 as at and for the nine-month period ended September 30, 2023; and,
•	The unaudited interim condensed financial statements of VidaCann as at and for the nine-month period ended September 30, 2023.

The unaudited pro forma condensed combined financial statements should be read in conjunction with the related notes, which are included herein, the financial statements and notes included in Planet 13’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the Securities and Exchange Commission (the “SEC”) on March 23, 2023, as amended by Amendment No. 1 on Form 10-K/A for the fiscal year ended December 31, 2022, filed with the SEC on February 20, 2024 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2023, filed with the SEC on November 8, 2023, as amended by Amendment No. 1 on Form 10-Q/A for the quarter ended September 30, 2023, filed with the SEC on February 20, 2024 and the financial statements and notes of VidaCann attached as Exhibits 99.3, 99.4, and 99.5 in Planet 13’s Current Report on Form 8-K filed with the SEC on March 4, 2024.

The unaudited pro forma condensed combined financial statements are presented for illustrative purposes only and do not necessarily reflect what the combined financial condition and results of operations would have reflected had the Transactions occurred on the dates indicated. They also may not be useful in predicting the future financial condition and results of the operations of the combined company. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors.

The unaudited pro forma information and adjustments are based upon current available information and certain assumptions that we believe are reasonable in the circumstances, as described in the notes to the unaudited pro forma condensed combined financial statements. The actual adjustments to Planet 13’s consolidated financial statements recorded upon approval of the Transaction will likely differ from those recorded in the unaudited pro forma condensed combined financial statements.

PLANET 13 HOLDINGS INC. PRO FORMA COMBINED BALANCE SHEETS (UNAUDITED) AS AT SEPTEMBER 30, 2023 (EXPRESSED IN UNITED STATES DOLLARS)

	Amended & Restated	Amended & Restated
	Planet 13 Holdings Inc.	VidaCann LLC	Note	Adjustments	Combined
	$	$		$	$
ASSETS
Current

Cash	15,090,441	2,220,063	4 (a)	(750,000)
			4 (a)	(4,000,000)	12,560,504
			4 (b)	9,000,000	9,000,000
Restricted Cash	5,400,000				5,400,000
Accounts Receivable	1,220,209	-		-	1,220,209
Inventory	14,882,790	7,274,944		-	22,157,734
Prepaid expenses and Other Current Assets	3,189,576	124,056		-	3,313,632
	39,783,016	9,619,063		4,250,000	53,652,079
Long-term
Property and Equipment	68,259,905	18,322,587			86,582,492
Intangible Assets	15,253,797	81,081			15,334,878
Goodwill	-	-	4 (c)	55,408,983	55,408,983
P 13 Florida License	16,197,418	-	4 (b), 4 (d)	(16,197,418)	-
Right of Use Assets - operating	21,418,730	21,860,783		-	43,279,513
Long-term Deposits and Other Assets	832,853	381,600		-	1,214,453
Deferred Tax Assets	350,001	-		-	350,001

Total assets	162,095,720	50,265,114		43,461,565	255,822,399

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Accounts Payable	2,709,208	283,197		-	2,992,405
Accrued Expenses	6,318,105	667,989		-	6,986,094
Income Tax Payable	2,855,316	-		-	2,855,316
Notes Payable - Current Portion	884,000	3,057,735	4 (e)	5,000,000	8,941,735
Operating Lease Liabilities	580,142	4,086,119		-	4,666,261
	13,346,771	8,095,040		5,000,000	26,441,811
Long-term Liabilities
Operating Lease Liabilities	26,663,701	17,950,342		-	44,614,043
Bank Debt	-	128,850		-	128,850
Due to Members	-	2,194,481		-	2,194,481
Other Long-term Liabilities	28,000	-		-	28,000
Deferred tax Liability	1,480,695	-		-	1,480,695

Total Liabilities	41,519,167	28,368,713		5,000,000	74,887,880

Shareholders' Equity
Common Stock , no par value, 1,500,000,000 shares authorized, 222,247,854 issued and outstanding at Sept 30, 2023	-	-		-	-
Preferred Stock , no par value, 50,000,000 shares authorized, 0 issued and outstanding at Sept 30, 2023	-	-		-	-
Member's Equity	-	21,896,401	4 (f)	(21,896,401)	-
Additional Paid-in Capital	314,628,834	-	4 (g)	67,555,384	382,184,218
Deficit	(194,052,281)	-	4 (d)	(7,197,418)	(201,249,699)

Total Shareholders' Equity	120,576,553	21,896,401		38,461,565	180,934,519

Total Liabilities and Shareholders' Equity	162,095,720	50,265,114		43,461,565	255,822,399

The accompanying notes are an integral part of the financial statements.

PLANET 13 HOLDINGS INC. PRO FORMA COMBINED STATEMENT OF OPERATIONS AND COMPREHENSIVE LOSS (UNAUDITED) FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2023 (EXPRESSED IN UNITED STATES DOLLARS)

	Planet 13 Holdings Inc.	VidaCann LLC			Combined
	Amended & Restated Nine Months Ended	Amended & Restated Nine Months Ended			Nine Months Ended
	30-Sep-23	30-Sep-23	Note	Adjustments	30-Sep-23
	$	$
Revenue, net of discounts	75,536,347	24,794,348		-	100,330,695
Cost of Goods Sold	(41,698,369)	(15,543,121)		-	(57,241,490)
Gross Profit	33,837,978	9,251,227		-	43,089,205

Expenses
General and Administrative	33,567,055	5,314,073		-	38,881,128
Sales and Marketing	4,016,503	344,057		-	4,360,560
Lease Expense	2,346,885	3,169,383		-	5,516,268
Impairment Loss	39,649,448	-	4 (d)	7,197,418	46,846,866
Depreciation and Amortization	6,187,650	889,949		-	7,077,599

Total Expenses	85,767,541	9,717,462		7,197,418	102,682,421

Income (Loss) from Operations	(51,929,563)	(466,235)		(7,197,418)	(59,593,216)

Other Income (Expense):
Interest Income (expense), Net	159,728	(261,134)		-	(101,406)
Foreign exchange gain/(loss)	6,318	-		-	6,318
Change in fair value of warrant liability	18,127	-		-	18,127
Provision for misappropriated funds	(2,000,000)	-		-	(2,000,000)
Loss on Sale of Equipment	-	(72,508)		-	(72,508)
Other income, net	1,956,064	2,848,264		-	4,804,328
Total Other Income	140,237	2,514,622		-	2,654,859

Income (Loss) Before Provision for Income Taxes	(51,789,326)	2,048,387		(7,197,418)	(56,938,357)

Provision For Income Taxes
Current Tax Expense	(7,571,404)	-	4 (h)	(1,942,758)	(9,514,162)
Deferred Tax Recovery	10,253	-		-	10,253
	(7,561,151)	-		(1,942,758)	(9,503,909)

Net Income (Loss) and Comprehensive Income (Loss)	(59,350,477)	2,048,387		(9,140,176)	(66,442,266)

Basic and diluted loss per share	(0.27)	-			(0.22)

Weighted Average Number of shares of Common Stock
Basic and Diluted	221,712,138		5	78,461,538	300,173,676

The accompanying notes are an integral part of the financial statements.

PLANET 13 HOLDINGS INC. PRO FORMA COMBINED STATEMENT OF OPERATIONS AND COMPREHENSIVE LOSS (UNAUDITED) FOR THE YEAR ENDED DECEMBER 31, 2022 (EXPRESSED IN UNITED STATES DOLLARS)

	Planet 13 Holdings Inc.	VidaCann LLC			Combined
	Amended & Restated Year Ended	Year Ended			Year Ended
	31-Dec-22	31-Dec-22	Note	Adjustments	31-Dec-22
	$	$
Revenue, net of discounts	104,574,377	36,565,102		-	141,139,479
Cost of Goods Sold	(56,599,623)	(23,328,038)		-	(79,927,661)
Gross Profit	47,974,754	13,237,064		-	61,211,818

Expenses
General and Administrative	49,395,500	6,151,920		-	55,547,420
Sales and Marketing	3,504,309	666,371		-	4,170,680
Lease Expense	2,744,532	3,990,596		-	6,735,128
Impairment Loss	32,750,466	-		-	32,750,466
Depreciation and Amortization	8,337,476	1,031,103		-	9,368,579

Total Expenses	96,732,283	11,839,990		-	108,572,273

Income (Loss) from Operations	(48,757,529)	1,397,074		-	(47,360,455)

Other Income (Expense):
Interest Income (Expense), Net	189,473	(344,777)		-	(155,304)
Foreign exchange gain/(loss)	(25,528)	-		-	(25,528)
Change in fair value of warrant liability	7,177,805	-		-	7,177,805
Gain on Sale-Leaseback	509,392	-		-	509,392
Provision for misappropriated funds	(10,300,000)	-		-	(10,300,000)
Gain on Sale of Equipment	-	16,800		-	16,800
Other income, net	413,029	-		-	413,029
Total Other Income (Loss)	(2,035,829)	(327,977)		-	(2,363,806)

Income (Loss) Before Provision for Income Taxes	(50,793,358)	1,069,097		-	(49,724,261)

Provision For Income Taxes
Current Tax Expense	(10,672,538)	-	4 (h)	(2,779,783)	(13,452,321)
Deferred Tax Recovery	1,920,177	-		-	1,920,177
	(8,752,361)	-		(2,779,783)	(11,532,144)

Net Income (Loss) and Comprehensive Income (Loss)	(59,545,719)	1,069,097		(2,779,783)	(61,256,405)

Basic and diluted loss per share	(0.27)	-			(0.21)

Weighted Average Number of shares of Common Stock
Basic and Diluted	216,586,621	-	5	78,461,538	295,048,159

The accompanying notes are an integral part of the financial statements.

PLANET 13 HOLDINGS INC. NOTES TO THE PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS (UNAUDITED) AS OF SEPTEMBER 30, 2023 (EXPRESSED IN UNITED STATES DOLLARS)

1.	BASIS OF PRESENTATION

The accompanying unaudited pro forma condensed combined financial statements of Planet 13 Holdings Inc. (“Planet 13” or the “Company”) have been prepared by management to reflect the acquisition of VidaCann LLC (“VidaCann”) and the disposition of Planet 13 Florida Inc. (“P13 Florida”) after giving effect to the proposed transactions (the “Transactions”) as described in Note 3.

The pro forma consolidated financial statements as at, and for the nine-month period ended September 30, 2023 have been compiled from:

•	The amended and restated audited financial statements of Planet 13 as at and for the year ended December 31, 2022;
•	The audited financial statements of VidaCann as at and for the year ended December 31, 2022;
•	The amended and restated unaudited interim condensed consolidated financial statements of Planet 13 as at and for the nine-month period ended September 30, 2023; and
•	The unaudited interim condensed financial statements of VidaCann as at and for the nine-month period ended September 30, 2023.

In the opinion of Planet 13’s management, all material adjustments have been made that are necessary to present fairly, in accordance with Article 11 of Regulation S-X under the Securities Act of 1933, as amended, the pro forma financial statements. These unaudited pro forma consolidated financial statements are not necessarily indicative of the Company’s financial position on closing of the proposed transactions. In preparing these unaudited pro forma consolidated financial statements, no adjustments have been made to reflect additional costs or savings that could result from the transaction described in Note 3. Actual amounts recorded upon approval of the transaction will likely differ from those recorded in the unaudited pro forma consolidated financial statements.

The accompanying unaudited pro forma consolidated financial statements of the Company were prepared in accordance with US GAAP Reporting Standards (“US GAAP”), of Planet 13 and VidaCann to show effect of the proposed transaction as discussed in Note 3.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These unaudited pro forma consolidated financial statements have been compiled using the significant accounting policies as set out in the amended and restated audited consolidated financial statements of Planet 13 as of December 31, 2022. Management has determined that no material pro forma adjustments are necessary to conform the VidaCann accounting policies to the accounting policies used by Planet 13 in the preparation of its audited financial statements.

3.	PROPOSED TRANSACTION

On August 28, 2023, Planet 13 entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) with VidaCann, Loop’s Dispensaries, LLC (“Dispensaries”), Ray of Hope 4 Florida, LLC (“Ray of Hope”) and Loops Nursery & Greenhouses, Inc. (“Nursery” and together with Dispensaries and Ray of Hope, the “Sellers”), David Loop and Mark Ascik.

PLANET 13 HOLDINGS INC. NOTES TO THE PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS (UNAUDITED) AS OF SEPTEMBER 30, 2023 (EXPRESSED IN UNITED STATES DOLLARS)

Pursuant to the Purchase Agreement, the Company will acquire VidaCann from the Sellers for agreed consideration of: (i) 78,461,538 common shares in the capital of the Company (the “Base Share Consideration”), of which 1,307,698 shares will be issued to VidaCann’s industry advisor (the “VC Advisor”), subject to adjustments as set out in the Purchase Agreement; (ii) a cash payment of $4,000,000 (the “Closing Cash Payment”), subject to adjustments as set out in the Purchase Agreement; and (iii) promissory notes to be issued by the Company to the Sellers in the aggregate principal amount of $5,000,000, subject to adjustments as set out in the Purchase Agreement. On September 30, 2023, the closing price of Planet 13 common stock was $0.86 as quoted on the OTCQX, the total consideration is valued at approximately $77,305,384. The Purchase Agreement contemplates that VidaCann will continue to have $3,000,000 of bank notes and $1,500,000 or less of related party notes payable to former VidaCann owners at the time of closing. The final determination of the consideration transferred and the related allocation of the fair value of the underlying net assets of VidaCann pursuant to the Purchase Agreement will ultimately be determined after the closing of the Transactions.

Post-transaction, and based on the number of outstanding shares as of September 30, 2023, the former equity holders of VidaCann, along with the VC Advisor, will have approximately 26.1% pro forma ownership of Planet 13 on a fully diluted basis, before factoring in any adjustments to the Base Share Consideration. Each Seller or equity holder of a Seller that holds over 5% in indirect interest in VidaCann and receives shares will be subject to a lock-up agreement restricting trading of the shares received, with the release of one-third of shares from such restrictions six months following closing and on the same date in each subsequent six months thereafter. The proposed transaction is expected to close in the first quarter of 2024 or early in the second quarter of 2024, subject to customary closing conditions, including the receipt of approval from the applicable state cannabis regulators.

The Sellers will be granted the right on closing to nominate a director to the board of directors of Planet 13.

On January 22, 2024, Planet 13 entered into a Stock Purchase Agreement (the “Disposition Agreement”) with SGW FL Enterprises, LLC (the “SGWFL”), pursuant to which Planet 13 we will sell all of the issued and outstanding shares of common stock (the “P13 Florida Shares”) of P13 Florida, which owns a Planet 13’s Florida Medical Marijuana Treatment Center license (the “MMTC License”), for a cash payment at closing of $9,000,000. The sale of the MMTC License is a closing condition to the Pending Acquisition.

The disposition of P13 Florida is expected to close in the first quarter of 2024 or early in the second quarter of 2024, subject to customary closing conditions, including the receipt of approval from the applicable state cannabis regulators.

4.	PRO FORMA ASSUMPTIONS AND ADJUSTMENTS

The unaudited pro forma condensed combined statement of financial position reflects the following adjustments as if the Transactions had occurred on September 30, 2023. The unaudited pro-forma condensed combined statements of operations and comprehensive loss for the year ended December 31, 2022 and for the nine months ended September 30, 2023 reflect the following adjustments as if the acquisition had occurred on January 1, 2022.

PLANET 13 HOLDINGS INC. NOTES TO THE PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS (UNAUDITED) AS OF SEPTEMBER 30, 2023 (EXPRESSED IN UNITED STATES DOLLARS)

The unaudited pro forma condensed combined financial statements have been presented giving effect to the following assumptions and pro forma adjustments:

a)	To record $4,750,000 to the consolidated cash balance representing a $4,000,000 cash payment to the VidaCann Members on closing and the payment of $750,000 in estimated transaction costs.

b)

An increase in cash of $9,000,000 representing the cash proceeds to be realized on the sale of P13 Florida to a third party. The closing of the VidaCann acquisition is contingent on the sale of one of the MMTC Licenses to a third party acceptable to the Florida Office of Medical Marijuana Use.

c)	To record the Transactions in accordance with ASC 805 as at September 30, 2023:

Planet 13 Shares of common stock issued	78,461,538
Share price on September 30, 2023	$0.86
Value of share consideration	$67,555,384
Cash	$4,000,000
Vendor-Take-Back Notes	$5,000,000
Transaction Costs	$750,000
Total consideration	$77,305,384

Less : Net Book Value of VidaCann	$21,896,401

Estimated Goodwill	$55,408,983

The Company estimates that the value ascribed to goodwill as part of the acquisition is $55,408,983.

d)	To record a further impairment charge of $7,197,418 to be recognized on the sale of the MMTC License.

e)	To record $5,000,000 pertaining to vendor take-back notes, pursuant to the Purchase Agreement, that will be issued to VidaCann members on closing.

PLANET 13 HOLDINGS INC. NOTES TO THE PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS (UNAUDITED) AS OF SEPTEMBER 30, 2023 (EXPRESSED IN UNITED STATES DOLLARS)

f)	To record $21,896,401 to eliminate VidaCann’s historical members equity.

g)

To record $67,555,384 pertaining to the issuance of 78,461,538 shares of common stock of the Company at a fair value of $0.86 per common share based on the closing share price of the Company on September 30, 2023.

h)	An adjustment to reflect the effective federal income tax rate of 21% applied to VidaCann gross profit for the year ended December 31, 2022, and the nine-month period ended September 30, 2023.

5.	PRO FORMA SHARES OF COMMON STOCK

Common Stock in the unaudited pro forma condensed combined financial statements is comprised of the following:

	Number of	Additional Paid in
	shares	Capital
		($)
Planet 13’s Shares of Common Stock outstanding ‐ September 30, 2023	222,247,854	314,628,834
Shares of Common stock issued to VidaCann’s Members	78,461,538	67,555,384
Pro forma consolidated Shares of Common Stock	300,709,392	382,184,218

6.	INCOME TAXES

The pro forma effective statutory income tax rate applicable to the consolidated operations subsequent to the completion of the Transactions is approximately 21%.